UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report

December 23, 2004

FIRST WEST VIRGINIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

West Virginia	1-13652	55-6051901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Warwood Avenue, Wheeling, West Virginia	26003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 233-0060

Former name or former address, if changed since last report    Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 8.01 Other Events

As of December 15, 2004, Progressive Bank, N.A. Wheeling, West Virginia, subsidiary bank of First West Virginia Bancorp, Inc., entered into a formal written agreement with the Office of the Comptroller of the Currency. The formal written agreement is filed hereunder as Exhibit 99.

ITEM 9.01. Financial Statements and Exhibits

Exhibits

Exhibit No. 99 Agreement by and between Progressive Bank, N.A. Wheeling, West Virginia and The Office of the Comptroller of the Currency

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

FIRST WEST VIRGINIA BANCORP, INC.
(Registrant)

/s/ Charles K. Graham
Charles K. Graham
President and Chief Executive Officer

Date: December 23, 2004